UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) January 29, 2016 (January 26, 2016)
BECTON, DICKINSON AND COMPANY

(Exact Name of Registrant as Specified in Its Charter)
New Jersey

(State or Other Jurisdiction of Incorporation)

001-4802	22-0760120
(Commission File Number)	(IRS Employer Identification No.)

1 Becton Drive, Franklin Lakes, New Jersey	07417-1880
(Address of Principal Executive Offices)	(Zip Code)
(201) 847-6800

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
-    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230425)
-    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
-    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
-    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At BD’s 2016 Annual Meeting of Shareholders (the "Annual Meeting") held on January 26, 2016, BD’s shareholders approved an amendment to BD’s 2004 Employee and Director Equity-Based Compensation Plan (the “Plan”) to increase the number of shares available for awards under the Plan by 6,000,000 shares. A description of the terms of the Plan as so amended is contained under the caption “Proposal 4. Approval of Amendment to the 2004 Employee and Director Equity-Based Compensation Plan” in BD's proxy statement relating to the Annual Meeting. A copy of the Plan, as so amended, is attached hereto as Exhibit 10.

Item 5.07.    Submission of Matters to a Vote of Security Holders.
BD’s 2016 Annual Meeting of Shareholders (“Annual Meeting”) was held on January 26, 2016. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:
Item No. 1: All of the Board of Directors’ nominees for director were elected to serve for a term of one year and until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Against	Abstain	Broker Non-Votes
Basil L. Anderson	162,437,750	3,307,082	651,483	20,041,477
Catherine M. Burzik	165,026,516	747,452	622,346	20,041,477
Vincent A. Forlenza	161,103,682	3,684,050	1,608,573	20,041,477
Claire M. Fraser	165,082,055	691,927	622,332	20,041,477
Christopher Jones	165,080,523	634,627	681,155	20,041,477
Marshall O. Larsen	163,384,834	2,374,869	636,611	20,041,477
Gary A. Mecklenburg	162,186,428	3,560,581	649,305	20,041,477
James F. Orr	162,961,566	2,797,986	636,763	20,041,477
Willard J. Overlock, Jr.	163,425,472	2,324,080	646,753	20,041,477
Claire Pomeroy	165,199,102	569,876	627,336	20,041,477
Rebecca W. Rimel	164,800,162	954,907	641,236	20,041,477
Bertram L. Scott	162,805,409	2,942,949	647,957	20,041,477
Item No. 2: The appointment of Ernst & Young as BD’s independent registered public accounting firm for fiscal year 2016 was ratified by the shareholders by the votes set forth in the table below:

For	Against	Abstain
183,277,121	2,402,550	758,111
Item No. 3: The shareholders approved, on an advisory, non-binding basis, the compensation of BD’s named executive officers by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
157,264,172	7,757,137	1,374,997	20,041,477

Item No. 4: The shareholders approved an amendment to BD's 2004 Employee and Director Equity-Based Incentive Plan by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
151,951,519	13,260,270	1,184,525	20,041,477
Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10	2004 Employee and Director Equity-Based Compensation Plan, as amended and restated as of January 26, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY
(Registrant)

By:	/s/ Gary DeFazio
Gary DeFazio
Senior Vice President and Corporate Secretary
Date: January 29, 2016